UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
October 16, 2007

CompX International Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13905	57-0981653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 448-1400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 16, 2007, the registrant entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with TIMET Finance Management Company, a Delaware corporation that is a wholly owned subsidiary of Titanium Metals Corporation and related to the registrant (“TFMC”).  The Stock Purchase Agreement provides for the sale to the registrant of 483,600 shares of the registrant’s class A common stock, par value $0.01 per share (“CompX Class A Common Stock”), for a purchase price of $19.50 per share to be paid in the form of an unsecured subordinated term loan promissory note in the original principal amount of $9,430,200 payable by the registrant to TFMC (the “Stock Purchase Promissory Note”).  The Stock Purchase Agreement provides for a closing date on the same day as the merger (the “Merger”) of CompX Group, Inc., a Delaware corporation that is a parent of CompX (“CGI”), with and into CompX KDL LLC, a Delaware limited liability company of which the registrant is the sole member (“CompX KDL”).  When issued, the Stock Purchase Promissory Note would:

•	mature in seven years;
•	bear interest at a rate of LIBOR plus 1.00%;
•	require quarterly principal payments of $44,800 beginning on September 30, 2008;
•	not have prepayment penalties; and
•
be subordinated to the Credit Agreement (the “Credit Agreement”) dated as of December 23, 2005 among the registrant, CompX Security Products, Inc., CompX Precision Slides Inc., CompX Marine Inc., Custom Marine Inc., Livorsi Marine Inc. (each of these wholly owned subsidiaries of the registrant are collectively referred to herein as the “Subsidiaries”), Wachovia Bank, National Association as administrative agent for itself, Compass Bank and Comerica Bank (collectively, the (“Banks”).

Also on October 16, 2007, the registrant, CGI and CompX KDL entered into an Agreement and Plan of Merger (the “Merger Agreement”).  NL Industries, Inc., a New Jersey corporation that is an indirect parent of the registrant (“NL”), and TFMC are the only stockholders of CGI.  Pursuant to the Merger Agreement, upon the effectiveness of the Merger:

•	CGI would merge into CompX KDL with CompX KDL surviving the Merger;

•	each share of the CGI common stock outstanding immediately prior to the Merger would automatically be canceled and retired and shall cease to exist;

•
2,586,820 shares of CompX Class A Common Stock and 10.0 million shares of the registrant’s class B common stock, par value $0.01 per share (the “CompX Class B Common Stock”), owned by CGI immediately prior to Merger would automatically be canceled;

•
TFMC would receive an unsecured subordinated term loan promissory note (the “Merger Promissory Note”) executed by CompX payable to the order of TFMC in the original principal amount of $43,149,990 that would have similar terms as the Stock Purchase Promissory Note; and

•
the registrant would issue to NL 374,000 new shares of CompX Class A Common Stock (the “New CompX Class A Shares”) and 10,000,000 new shares of CompX Class B Common Stock (the “New CompX Class B Shares”).

The Merger is conditioned upon the satisfaction of all applicable material regulatory approvals, including the approval for listing upon official notice of issuance by the New York Stock Exchange of the issuance of the New CompX Class A Shares and 10,000,000 shares of CompX Class A Common Stock reserved for issuance upon the conversion of the New CompX Class B Shares.

As of October 16, 2007, the registrant, the Subsidiaries and the Banks entered into a First Amendment to Credit Agreement (the “Credit Agreement Amendment”).  The Credit Agreement Amendment provides for, among other things:

•
certain amendments to the Credit Agreement to allow for the issuance of the Stock Purchase Promissory Note and the Merger Promissory Note, which notes would promptly be combined (the “Combined Note”); and

•
TFMC, the registrant, the Subsidiaries and Wachovia Bank, National Association, as administrative agent for the Banks, to enter into a Subordination Agreement whereby upon the issuance of the Combined Note TFMC would:

o	agree that the registrant’s obligations under the Combined Note would be subordinate to the registrant’s obligations under the Credit Agreement; and

o
grant to Wachovia Bank, National Association, as administrative agent for the Banks, a security interest in the Combined Note to the extent of the outstanding principal and accrued interest due thereon (the “Subordination Agreement”).

TIMET’s independent directors approved the Stock Purchase Agreement, the Merger Agreement and the Subordination Agreement.  The registrant’s independent directors approved the Stock Purchase Agreement, the Merger Agreement, the Credit Agreement Amendment and the Subordination Agreement.

The descriptions of the Stock Purchase Agreement and the Stock Purchase Promissory Note (the form of which is attached as Exhibit A to the Stock Purchase Agreement) are qualified in their entirety by the terms of the Stock Purchase Agreement filed as Exhibit 10.1 to this current report and which terms are incorporated herein by reference.  The descriptions of the Merger Agreement and the Merger Promissory Note (the form of which is attached as Exhibit A to the Merger Agreement) are qualified in their entirety by the terms of the Merger Agreement filed as Exhibit 10.2 to this current report and which terms are incorporated herein by reference.  The descriptions of the Credit Agreement Amendment and the Subordination Agreement are qualified in their entirety by the terms of the Credit Agreement Amendment and the form of Subordination Agreement filed as Exhibits 10.3 and 10.4 to this current report.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Description

	10.1*	Stock Purchase Agreement dated as of October 16, 2007 between TIMET Finance Management Company and CompX International Inc.

	10.2*	Agreement and Plan of Merger dated as of October 16, 2007 among CompX International Inc., CompX Group, Inc. and CompX KDL LLC

10.3*
First Amendment to Credit Agreement dated as of October 16, 2007 among CompX International Inc., CompX Security Products, Inc., CompX Precision Slides Inc., CompX Marine Inc., Custom Marine Inc., Livorsi Marine Inc., Wachovia Bank, National Association for itself and as administrative agent for Compass Bank and Comerica Bank.

10.4*
Form of Subordination Agreement among TIMET Finance Management Company, CompX International Inc., CompX Security Products, Inc., CompX Precision Slides Inc., CompX Marine Inc., Custom Marine Inc., Livorsi Marine Inc., Wachovia Bank, National Association as administrative agent for itself, Compass Bank and Comerica Bank.

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CompX International Inc.
(Registrant)

By: /s/ A. Andrew R. Louis
Date: October 22, 2007	A. Andrew R. Louis, Secretary

INDEX TO EXHIBITS

Item No.	Description

10.1*	Stock Purchase Agreement dated as of October 16, 2007 between TIMET Finance Management Company and CompX International Inc.

10.2*	Agreement and Plan of Merger dated as of October 16, 2007 among CompX International Inc., CompX Group, Inc. and CompX KDL LLC

10.3*
First Amendment to Credit Agreement dated as of October 16, 2007 among CompX International Inc., CompX Security Products, Inc., CompX Precision Slides Inc., CompX Marine Inc., Custom Marine Inc., Livorsi Marine Inc., Wachovia Bank, National Association for itself and as administrative agent for Compass Bank and Comerica Bank.

10.4*
Form of Subordination Agreement among TIMET Finance Management Company, CompX International Inc., CompX Security Products, Inc., CompX Precision Slides Inc., CompX Marine Inc., Custom Marine Inc., Livorsi Marine Inc., Wachovia Bank, National Association as administrative agent for itself, Compass Bank and Comerica Bank.

*	Filed herewith